UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         ______________________________

       DATE OF REPORT (Date of earliest event reported): February 9, 2005

                         ______________________________

                           FIRST MERCHANTS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                         _______________________________

          INDIANA                      0-17071                 35-1544218
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of Principal Executive Offices, including Zip Code)


                                 (765) 747-1500
              (Registrant's Telephone Number, including Area Code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

         (a) On February 8, 2005, the Board of Directors of First Merchants Corporation (the "Corporation") approved the recommendation of its Compensation Committee to revise the structure of the compensation of the Corporation's non-employee Directors. The Directors of the Corporation who are also employees of the Corporation or one of its subsidiaries will continue not to receive additional compensation for their service as a Director of the Corporation.

Historically, a Director of the Corporation who was not also an employee of the Corporation or one of its subsidiaries has been compensated by receiving an annual retainer for the Director's services plus additional compensation for each Board or Board Committee meeting the Director attended. The Board of the Directors has decided to revise the compensation of the non-employee Directors to provide for annual retainers and stipends only with no additional meeting attendance fees. Effective as of January 1, 2005, each non-employee Director will receive an annual retainer of $15,000 for serving as a Director, plus a $3,000 annual retainer for each Board Committee on which the Director serves, plus a $2,000 annual stipend for each Committee that the Director chairs (except for the Audit Committee, whose chair will receive a $5,000 annual stipend). The above retainers and stipends do not apply to the Chairman of the Board who will receive a $50,000 annual retainer and will not receive additional compensation for the Chairman's participation on the Board and Board Committees. These retainers and stipends will be paid by the Corporation quarterly. If a Director becomes subject to mandatory retirement during a calendar year, the Director's retainers and stipends will be prorated to the date of retirement.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         (d) On February 8, 2005, the Board of Directors of First Merchants Corporation (the "Corporation") appointed Roderick English to fill the vacancy on the Corporation's Board of Directors caused by the amendment to the Corporation's Bylaws described in this Form 8-K. Dr. English's term will continue until the 2005 Annual Meeting of the Shareholders, at which time he will be considered for election for a full three (3) year term. As of the date of this report, the Board of Directors has not yet determined on which committees Dr. English will serve. A copy of the Corporation's press release, dated February 9, 2005, announcing the appointment of Dr. English is attached hereto as Exhibit 99.1.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         (a) On February 8, 2005, the Board of Directors of the Corporation amended Section Article V, Section 1 of the Corporation's Bylaws to provide for:
(i) seventeen (17) Directors rather than the previous sixteen (16) for the period from February 8, 2005 until April 14, 2005 and (ii) thirteen (13) Directors on and after April 14, 2005. This reduction will not necessitate the removal of any Director because the terms of three (3) of the current Directors (Stefan S. Anderson, Frank A. Bracken, Esq. and Blaine A. Brownell) will expire at the 2005 Annual Meeting of the Shareholders, and one (1) Director (Norman Johnson) has provided the Corporation with notice that he intends to retire from the Board of Directors as of that meeting. Mr. Johnson has reached the age whereby his retirement is mandatory pursuant to the Corporation's Bylaws.

Item 9.01.        Financial Statements and Exhibits.

         (c)      (99.1) Press Release dated February 9, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATE:  February 9, 2005.

                                                     FIRST MERCHANTS CORPORATION


                                                     By:  /s/ Larry R. Helms
                                                            Larry R. Helms,
                                                           Senior Vice President

                                  EXHIBIT INDEX


         99.1     Press Release dated February 9, 2005

Exhibit 99.1

N / E / W / S     R / E / L / E / A / S / E

[GRAPHIC OMITTED][GRAPHIC OMITTED]

FOR IMMEDIATE RELEASE
For more information, contact:
Andrew Weixler, Corporate Marketing Director, 765-747-1360

First Merchants Corporation Elects Roderick English to its Board of Directors

February 9, 2005

Muncie, Indiana - First Merchants Corporation, a $3.2 billion financial holding company, has elected Roderick English to its Board of Directors. Mr. English was elected yesterday at a regular meeting of the Board of Directors.

Mr. English serves as Senior Vice President of Human Resources and Communications for Remy International, Inc., in Anderson, Indiana, where he has worked in various leadership roles since joining the former division of General Motors in 1976.

In 2003, English was the Laureate for the Madison County Business Hall of Fame and in 1998 was appointed by then-Governor Frank O'Bannon to the Indiana Public Employee Relations Board. He is a current member of the board of commissioners for the Martin Luther King Memorial Commission and also serves as project chairman for the MLK Community Housing Development Organization. He serves on the boards of the St. John's Health System Finance Committee, Madison County Community Foundation, and the Board of Trustees, East Central Region for Ivy Tech State College. Mr. English earned a bachelor's degree from Mercer University in Georgia and a master's degree in management from Indiana Wesleyan University.

"We are excited to have Rod join our Board," said Michael L. Cox, First Merchants' CEO. "His strong ties to Madison County and experience in Indiana business are attributes that will serve our Board well."

About First Merchants Corporation

First Merchants Corporation (Nasdaq: FRME) is a financial holding company headquartered in Muncie, Indiana. Since its organization in 1982, the Corporation has grown to include nine affiliate banks with over 70 locations in 17 Indiana and three Ohio counties, a trust company, a multi-line insurance company, and a title company. Bank subsidiaries of the Corporation include:

   *  First Merchants Bank in Delaware and Hamilton counties

   *  Madison Community Bank in Madison County

   *  First United Bank in Henry County

   * United Communities National Bank (UCNB) in Randolph, Union, Fayette, Wayne, and Butler (OH) counties

   *  First National Bank in Jay County

   *  Decatur Bank & Trust Company in Adams County

   *  Frances Slocum Bank in Wabash, Howard, and Miami counties

   * Lafayette Bank and Trust Company in Tippecanoe, Carroll, Jasper, and White counties

   *  Commerce National Bank in Franklin and Hamilton counties in Ohio


The Corporation also operates First Merchants Insurance Services, a full-service property, casualty, personal lines, and health care insurer, and is the majority owner of the Indiana Title Insurance Company LLC. Merchants Trust Company unites the trust and asset management services of all affiliate banks of the Corporation and represents one of the largest trust companies in the State of Indiana, with assets in excess of $1.5 billion.


For more information, visit www.firstmerchants.com.


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